Fair Value Measurements - Summary of Change in Company's Level 3 Liabilities, Warrants Issued in Private Placement (Detail) - Private Placement [Member] - Warrants [Member] - USD ($) $ in Thousands	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Beginning balance	$ 299	$ 8,511	$ 13,128
Change in fair value	(261)	(8,212)	(4,617)
Ending balance	$ 38	$ 299	$ 8,511